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                                                          UNITED STATES
                                                SECURITIES AND EXCHANGE COMMISSION
                                                      WASHINGTON, D.C. 20549

                                                            FORM 8-K

                                                         CURRENT REPORT
                               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       May 14, 2002
                                                   ---------------------------------------------------------------------------------

                                                           LivePerson, Inc.
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                                        (Exact name of registrant as specified in its charter)

                  Delaware                                        0-30141                                     13-3861628
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        (State or other jurisdiction                            (Commission                                 (IRS Employer
              of incorporation)                                 File Number)                             Identification No.)

                           462 Seventh Avenue, 21st Floor, New York, New York                                         10018
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                                (Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code        (212) 609-4200
                                                      ------------------------------------------------------------------------------

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                                     (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On May 14, 2002, LivePerson, Inc. ("LivePerson") applied to The Nasdaq Stock Market, Inc. ("Nasdaq") to transfer the listing of its common stock from the Nasdaq National Market (the "NNM") to the Nasdaq SmallCap Market (the "SmallCap Market"). LivePerson's common stock will continue to be listed on the NNM pending review by Nasdaq of the application. If Nasdaq notifies LivePerson that its application is approved, LivePerson expects that its common stock would commence trading on the SmallCap Market shortly thereafter.

         LivePerson determined to apply voluntarily for transfer to the SmallCap Market so as to avoid anticipated NNM delisting proceedings and to take advantage of the SmallCap Market rule which provides an extended grace period for the minimum $1.00 per share bid price requirement. Nasdaq notified LivePerson on February 14, 2002, that during the preceding 30 consecutive trading days the bid price of LivePerson's common stock had closed below the minimum bid price of $1.00 per share. Nasdaq's notice stated that LivePerson had until May 15, 2002 to demonstrate compliance with the bid price rule and that, if LivePerson was not in compliance by that date, Nasdaq would notify LivePerson that its securities will be delisted from the NNM.

         The application to transfer to the SmallCap Market will stay NNM delisting proceedings. In addition, if the transfer application is approved, LivePerson will be afforded the 180 calendar day grace period for the bid price requirement available to companies listed on the SmallCap Market, which commences with the February 14, 2002 notice, or until August 13, 2002. After that, LivePerson could also be eligible for an additional 180 calendar day grace period provided that at such time it meets the initial listing requirements for the SmallCap Market under Nasdaq Marketplace Rule 4310(c)(2)(A), which requires generally, an issuer to have (i) stockholders' equity of $5 million, (ii) a market capitalization of $50 million or (iii) net income of $750,000 (excluding extraordinary or non-recurring items) in the most recently completed fiscal year or in two of the three most recently completed fiscal years. LivePerson could also be eligible to transfer the listing for its common stock back to the NNM, without paying initial listing fees, if by February 10, 2003, the bid price for LivePerson's common stock maintains the $1.00 per share requirement for 30 consecutive trading days and LivePerson maintains compliance with all other continued listing requirements for the NNM.

         If the Nasdaq staff does not approve the transfer application, Nasdaq would at that time notify LivePerson that its securities will be delisted from the NNM. If such event occurs, LivePerson may appeal the decision to a Nasdaq Listing Qualifications Panel.

         On April 22, 2002, LivePerson mailed to its stockholders its Proxy Statement (the "Proxy Statement") in respect of its Annual Meeting of Stockholders to be held on May 23, 2002 (the "Annual Meeting"). One of the purposes of the Annual Meeting, as set forth in the Proxy Statement, is to consider and vote upon separate proposals to amend LivePerson's Fourth Amended and Restated Certificate of Incorporation to effect, alternatively, one of three different reverse splits of the outstanding shares of LivePerson's common stock, at a ratio of one-for-three, one-for-five and one-for-seven, to be determined from among any of the proposals approved by the stockholders, or not to effect a reverse split at all, at the discretion of LivePerson's Board of Directors (each such proposal, a "Reverse Split Proposal" and collectively, the "Reverse Split Proposals"). As set forth in the Proxy Statement, the principal purpose of each Reverse Split Proposal is to increase the market price of the common stock above the minimum bid requirement of $1.00 per share required by Nasdaq. The requirement applies to securities quoted on either the NNM or the SmallCap Market, and does not change the effects, risks and other information relating to the Reverse Split Proposals described in the Proxy Statement. Accordingly, the steps taken by LivePerson in connection with the application to transfer the listing of its common stock to the SmallCap Market do not change the recommendation of the LivePerson Board of Directors that stockholders vote in favor of each of the Reverse Split Proposals at the Annual Meeting.

         The information relating to the Reverse Splits Proposals contained in the Proxy Statement, specifically including the information under the captions "Purposes of the Reverse Split" and "Certain Effects and Risks of the Reverse Split," is hereby incorporated by reference into this Report on Form 8-K.

         A copy of the press release issued by LivePerson concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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FORWARD-LOOKING STATEMENTS

         Statements in this report regarding LivePerson that are not historical facts are forward-looking statements based on our current expectations, assumptions, estimates and projections about LivePerson and our industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we are under no obligation to inform you if they do. Our company policy is generally to provide our expectations only once per quarter, and not to update that information until the next quarter. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause LivePerson's actual results to differ materially from those described in a forward-looking statement: our possible delisting from Nasdaq; the limited history of providing the LivePerson services; our limited historical annual revenue and history of losses; the possible unavailability of financing as and if needed; an unproven business model; our dependence on the success of the LivePerson chat service; continued use by our clients of the LivePerson services; potential fluctuations in our quarterly and annual results; risks related to adverse business conditions experienced by our clients; our dependence on key employees; risks related to our international operation, particularly our operations in Tel Aviv, Israel, and the current civil and political unrest in that region; competition both for qualified personnel and in the market for real-time sales and customer service technology; building awareness of the LivePerson brand name; technology systems beyond LivePerson's control and technology-related defects that could disrupt the LivePerson services; our dependence on the growth of the Internet as a medium for commerce and the viability of the infrastructure of the Internet; and responding to rapid technological change. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by LivePerson with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following document is filed as an exhibit to this report:

                  99.1     Press release dated May 17, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LIVEPERSON, INC.
                                ------------------------------------------------
                                                 (Registrant)

        May 17, 2002                       /s/ TIMOTHY E. BIXBY
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            Date                                Timothy E. Bixby
                                President, Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX

EXHIBIT

99.1              Press release dated May 17, 2002.